UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [   ]

Check the appropriate box:

[X]  Preliminary proxy statement       [   ]  Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)  (2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material pursuant to Sec.  240.14a-11 (c) or Sec.  240.14a-12

PAINCARE HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person (s)  Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

            [X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:_______

(2)  Aggregate number of securities to which transaction applies:__________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:___________________________________

(4)  Proposed maximum aggregate value of transaction:______________________

(5)  Total fee paid:_______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule

      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

     or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:_______________________________________________

(2)  Form, Schedule or Registration Statement No.:_________________________

(3)  Filing Party:_________________________________________________________

(4)  Date Filed:___________________________________________________________

PAINCARE HOLDINGS, INC.

1030 NORTH ORANGE AVENUE

SUITE 105

ORLANDO, FL 32801

October 13, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of PainCare Holdings, Inc., to be held on Friday, November 12, 2004 at 10:00 a.m., local time, at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801.

The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting.  Accordingly, you are requested to complete, sign, date and return the enclosed proxy card in the enclosed postage paid envelope.  Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.

We hope that you can attend the 2004 Annual Meeting of Stockholders.  Your interest and support in the affairs of PainCare Holdings, Inc. are appreciated.

Sincerely,

/s/ Randy Lubinsky
Randy Lubinsky
Chief Executive Officer

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please complete, sign, and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. Instructions on voting by Internet, telephone or mail are shown on the Proxy and in the Proxy Statement.  You may vote in person if you so desire even if you have previously sent in your proxy. If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed card.

PAINCARE HOLDINGS, INC.

1030 NORTH ORANGE AVENUE, SUITE 105

ORLANDO, FL 32801

(407) 367-0944

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 12, 2004

_____________________________________

To the Stockholders of PainCare Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PainCare Holdings, Inc., a Florida corporation (the “Company”), will be held at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801 at 10:00 a.m., local time on November 12, 2004, for the following purposes:

1.

To elect directors to each serve until the next Annual Meeting of Stockholders of the Company and until their successors have been duly elected and qualified;

2.

To approve and ratify the issuance in excess of 19.999% of our shares of common stock in connection with convertible notes and debentures sold in private placement offerings completed by us in 2004, in compliance with the American Stock Exchange Constitution and Rules.

3.

To ratify the appointment of Tschopp, Whitcomb and Orr, P.A. as the Company’s independent certified accountants.

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 12, 2004, are entitled to notice of and to vote at the meeting, or any adjournment thereof.  A complete list of such stockholders will be available for examination at the offices of the Company in Orlando, Florida for ten business days prior to the meeting.

Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy with the Company’s transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting, 1030 North Orange Avenue, Suite 105, Orlando, FL 32801, prior to the commencement thereof.  Instructions for voting by Internet or telephone are shown on the Proxy and in the Proxy Statement.  Stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.  A Proxy may be revoked by a shareholder at any time before the effective exercise thereof.

Also enclosed are copies of the Company’s Form 10-KSB, without exhibits, filed with the SEC on March 25, 2004, and our most recent Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, filed with the SEC on July 22, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

Orlando, Florida

/s/ Randy Lubinsky

October 13, 2004

Randy Lubinsky, Chief Executive Officer

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

PAINCARE HOLDINGS, INC.

1030 North Orange Avenue, Suite 105

Orlando, Florida 32801

(407) 367-0944

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

___________________

Annual Meeting. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PainCare Holdings, Inc., a Florida corporation (the "Company”) for use at the Annual Meeting of Stockholders (the "Annual Meeting”) to be held at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801, at 10:00 a.m., local time, on November 12, 2004, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company (the “Stockholders”) on or about October 13, 2004. All costs of soliciting proxies will be borne by the Company.

Proxy Card.  A Proxy Card is enclosed for use at the Annual Meeting.  Proxies that are properly completed, signed and received prior to the Annual Meeting will be voted in accordance with the instructions of the persons executing the same.  Unless instructed to the contrary, the proxies will be voted FOR Proposals 1, 2 and 3 set forth in the Notice of the Annual Meeting.  If any other matters are properly presented to the Annual Meeting for action, it is intended that the person named in the enclosed Proxy Card and acting thereunder will vote in accordance with his best judgment on such matters.  A proxy may be revoked by a stockholder at any time before the effective exercise thereof by submitting a subsequently dated proxy or by appearing in person and voting at the Annual Meeting.

Voting by Telephone or Electronically.  If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy Card.  If your shares are held in “street name,” please check your Proxy Card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.  The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on November 11, 2004.

Record Dates. With respect to all proposals, the close of business on October 12, 2004 has been fixed as the record date ("Record Date") for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 32,039,234 shares issued and outstanding all of which are entitled to vote.

Quorum. The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date, is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted towards a quorum.  If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other then an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

Voting Requirements. With respect to the election of directors, votes may be cast in favor of or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. A majority of those present voting on the matters of the issuance of shares in excess of 19.999% and the appointment of the Company’s auditors is required for approval.    Any other matter that may be submitted to a vote of the Stockholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted against the matter.

Abstentions and Broker Non-Votes. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.  Shares referred to as “broker or nominee non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Default Voting. All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS (ii) FOR APPROVING, PURSUANT TO THE RULES OF THE AMERICAN STOCK EXCHANGE, THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.999% OF THE COMPANY’S COMMON STOCK AND (iii) FOR THE RATIFICATION OF TSCHOPP, WHITCOMB AND ORR, P.A. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS. IF ANY OTHER BUSINESS COMES BEFORE THE STOCKHOLDERS FOR A VOTE AT THE MEETING, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE HOLDERS OF THE PROXY.

Tabulation of Votes.  All votes will be tabulated by the inspector of elections (the “Inspector”) appointed for the Annual Meeting who will, for each proposal to be voted on, determine the number of shares outstanding, the number of shares entitled to vote, the number of shares represented at the Annual Meeting, the existence of a quorum, and the authenticity, validity and effect of all proxies received by the Company.  The Inspector will also separately tabulate affirmative and negative votes and broker “non-votes”, and determine the result for each proposal.

Revocation of Proxy.  The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

ADDITIONAL MATERIALS

A copy of the Company’s Form 10-KSB, without exhibits, filed with the SEC on March 25, 2004, and our most recent Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, filed with the SEC on July 22, 2004.  These documents do not form any part of the material for solicitation of proxies.

The Company will provide, without charge, a copy of the exhibits to its Form 10-KSB, upon written request to Randy Lubinsky, Chief Executive Officer of the Company, at 1030 North Orange Avenue, Suite 105, Orlando, FL 32801; fax number (407) 367-0950.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of October 12, 2004 as to the number of shares of the Company's common stock that will be beneficially owned by: (i) each person that will beneficially owns more than 5% of the outstanding shares of the Company's common stock; (ii) each director of the Company and each nominee to become a director; (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company; and (iv) the Company executive officers and directors as a group.

The holders listed below will have sole voting power and investment power over the shares beneficially held by them.  The table below includes common shares subject to options, warrants and convertible notes that may be acquired within 60 days of October 12, 2004.

Name of Beneficial Owner	Shares	Percentage of Common Stock Outstanding (1)
Merrill Reuter, M.D.(2)	1,850,000	5.8%
Randy Lubinsky(3)(10)	2,179,439	6.6%
Mark Szporka(4)(10)	2,127,340	6.4%
Ronald Riewold(5)	1,020,000	3.1%
Peter Rothbart, M.D.(6)	610,748	1.9%
Jay Rosen, M.D.(7)	400,000	1.2%
Arthur J. Hudson(8)(10)	645,000	2.0%
Robert Fusco(9)	95,000	*
John Vick(11)	1,700,000	5.3%
Antonio DiSclafani, M.D(12)	1,538,461	4.8%
Thomas J. Crane	4,000	*
Aldo F. Berti, M.D.	-0-	*
All officers, directors, and affiliates as a group (8 persons)	8,927,427	24.9%

*

Less than 1%.

(1)

Based on an aggregate of 32,039,234 shares of our common stock outstanding as of October 12, 2004.

(2)

Includes the impact of the completion of the merger on January 1, 2001 between the Company’s subsidiary, PainCare Acquisition Company I, Inc., and Advanced Orthopaedics of South Florida, Inc., of which Dr. Reuter was a stockholder, at which time Dr. Reuter received 1,850,000 shares of common stock and $1,239,000 in convertible debentures which were paid in full in February of 2004.

(3)

Includes options issued pursuant to the Company’s stock option plans (the “Plans”) to acquire (i) 200,000 shares of common stock at $0.05 per share; (ii) 800,000 shares of common stock at $1.00 per share; (iii) 100,000 shares of our common stock at $1.93 per share; and (iv) 100,000 shares of common stock at $3.08 per share.

(4)

Includes Plan options to acquire (i) 200,000 shares of common stock at $0.05 per share; (ii) 800,000 shares of common stock at $1.00 per share; (iii) 100,000 shares of common stock at $1.93 per share; and (iv) 100,000 shares of common stock at $3.08 per share.

(5)

Includes warrant to acquire 25,000 shares of common stock at $0.75 per share all of which have vested, Plan options to acquire 775,000 shares of common stock at $1.00 per share, which options are fully vested, and Plan options to acquire 95,000 shares at $3.02 per share. Does not include Plan options to acquire 380,000 shares at $3.02 per share, which have not yet vested.

(6)

Includes 210,000 shares which were obtained as a result of the November 1, 2000 consulting agreement between PainCare, Inc. and Peter Rothbart, M.D. Includes 140,000 shares which were obtained as the result of a stock option exercise in April 2003. Includes Carol Rothbart, wife of Peter Rothbart, M.D., percentage (51%) of $170,000 of convertible debentures, at a conversion price of $1 per share, which was part of the consideration of the acquisition of the outstanding shares of Rothbart Pain Management Clinic, Inc. by PainCare, Inc. on December 1, 2000, 51% of the conversion of $170,000, which was earned with respect to such acquisition as of December 31, 2002 at a conversion price of $0.63 and the impact of 51% of $170,000 of common stock at $2.38 per share, which was earned on December 1, 2003.

(7)

Includes Plan options to acquire 200,000 shares of common stock at $0.05 per share, which options are fully vested.

(8)

Includes Plan options to acquire (i) 70,000 shares of common stock at $0.70 per share; (ii) 100,000 shares of common stock at $1.00 per share; and (iii) 25,000 shares of common stock at $2.40 per share.

(9)

Includes Plan options to acquire (i) 70,000 shares of common stock at $0.70 per share; and (ii) 25,000 shares of common stock at $2.40 per share.

(10)

Includes Plan options to acquire 150,000 shares of common stock at $2.25 per share, which were granted and fully vested in accordance with a personal guarantee provided by each Messrs. Lubinsky, Szporka and Hudson with respect to the guarantee of a WCMA line of credit with Merrill Lynch Business Financial Services, Inc. This line of credit was subsequently closed in February of 2004.

(11)

Does not include 850,000 shares that are issuable if certain earnings goals are met and 350,000 shares that are issuable upon exercise of options at an exercise price of $2.50 per share which are not presently exercisable.

(12)

Includes 1,538,461 shares which were obtained as a result of a private placement of the Company’s common stock during 2002. These shares are owned by the Donna Louise DiSclafani Revocable Trust (10/22/02) and  Dr.  DiSclafani may be deemed to share beneficial ownership of these shares.

PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The Company’s Board of Directors currently consists of eight members.  The directors are elected annually by the Stockholders of the Company. The Bylaws of the Company provide that the Board of Directors will determine the number of directors. The Stockholders will elect ten directors for the coming year. All of the nominees saving Thomas J. Crane, Aldo F. Berti, M.D and Antonio DiSclafani, M.D. presently serve as directors of the Company.  All of the Company’s current directors are standing for reelection except Peter Rothbart, M.D.  Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

THE BOARD OF DIRECTORS HAS NOMINATED THE BELOW-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

The name and age of each nominee, his principal occupation, and the period during which such person has served as a director is set forth below:

Name of Nominee	Age	First Became a Director of the Company	Office Held with Company

Merrill Reuter, M.D.	43	2002	Director and Chairman
Randy Lubinsky (2)(3)	51	2002	Director /CEO
Mark Szporka (1)	48	2002	Director/CFO
Ron Riewold	55	2002	Director/President
Jay Rosen, M.D.	45	2002	Director/President of PainCare Surgery Centers, Inc
Arthur J. Hudson(1) (2)	52	2002	Director
Robert Fusco(1)	53	2002	Director
Thomas J. Crane	47	n/a	Nominee
Aldo F. Berti, M.D.	56	n/a	Nominee
Antonio DiSclafani, M.D.	48	n/a	Nominee

-------------------

(1)

Member of Audit Committee.

(2)

Member of Compensation Committee.

(3)

Member of the Stock Option Committee.

Merrill Reuter, M.D. is the Company’s Chairman of the Board and is the President of Advanced Orthopaedics of South Florida, Inc. Dr. Reuter founded Advanced Orthopaedics of South Florida, Inc. in Lake Worth, Florida in 1992 and from that date until the present has served as its President and Medical Director. He received a BS degree from Tulane University in 1982 and a Masters in Medical Science and a Medical Degree from Brown University in 1986. Dr. Reuter completed his General Surgical Internship and Orthopedic Surgery Residency Training Program at the University of Texas Medical Branch in Galveston, Texas.

Randy Lubinsky, Chief Executive Officer and Director of the Company, joined the Company on August 1, 2000 and has over 25 years experience as a healthcare entrepreneur and investment banker. He has built businesses from the start-up phase in the healthcare and real estate industries, and has assisted several public companies in implementing roll-up strategies. In March of 2000, Mr. Lubinsky co-founded Quest Capital Partners, LC in Orlando, Florida, an investment banking firm specializing in healthcare where he acted as Managing Director until he joined PainCare in August of 2000. From September of 1999 until March of 2000, Mr. Lubinsky served as a Director of Cloverleaf Capital Advisors, L.L.C., an investment banking firm specializing in healthcare and e-learning, located in Ocoee, Florida. From November of 1998 until May of 2000, Mr. Lubinsky was Executive Vice President of Ivanhoe Medical Systems, Inc., an Ocoee, Florida based healthcare company which was acquired by Medical Industries of America, Inc. He also assisted Medical Industries of America in implementing its acquisition strategy and served as Chief Executive Officer of its Air Ambulance division. From 1994 to 1998, Mr. Lubinsky was founding Director and Chief Executive Officer of Pain Rehabilitation Network, a Maitland, Florida medical management company which owned or managed 40 medical practices. From 1987 until 1994, he was Chief Executive Officer of Medical Equity, Inc., an investment banking and management company focused on the healthcare industry. During this period, Mr. Lubinsky also founded MedX West, Inc., a distributor of medical equipment. From 1981 to 1987, Mr. Lubinsky served as President and Chief Executive Officer of Florida Equity Group, a real estate development and mortgage banking entity. Prior to founding Florida Equity Group, he served as Senior Vice President of real estate lending for American Savings of Miami, a New York Stock Exchange company. Mr. Lubinsky received a BA degree in finance from Florida International University.

Mark Szporka, Chief Financial Officer and Director of the Company joined the Company on August 1, 2000 and has in excess of 20 years experience as an investment banker, chief financial officer and strategic planner. In March of 2000, he co-founded Quest Capital Partners, LC in Orlando, Florida, an investment banking firm specializing in healthcare where he acted as a Director until he joined PainCare in August of 2000. From September of 1999 until March of 2000, Mr. Szporka served as a Director of Cloverleaf Capital Advisors, L.L.C., an investment banking firm specializing in healthcare and e-learning, located in Ocoee, Florida. From May of 1999 until September of 2000, Mr. Szporka served as Chief Financial Officer of BackGenesis, Inc., a publicly-traded healthcare company headquartered in Ocoee, Florida. From October 1998 until May of 1999, Mr. Szporka served as CFO for Ivanhoe Medical Systems, Inc. located in Ocoee, Florida. From 1995 to 1998, Mr. Szporka was a principal of a private investment company and during this period served as Chief Financial Officer of Carpet Barn, Inc., a $40 million public floor covering company in Las Vegas, Nevada. Prior to 1995, Mr. Szporka served as Managing Director of AMI Holding Corporation, Inc., a healthcare company located in Westland, Michigan, where he also served as Chief Financial Officer. Prior to joining AMI, Mr. Szporka was Director of Corporate Finance Consulting for Arthur Andersen & Co. where he established and managed investment banking practices for middle-market companies in Detroit, Boston and Philadelphia. Mr. Szporka was Managing Director at Security Pacific Merchant Bank with overall nationwide responsibility for investment banking services for real estate and hospitality companies. Previously, he served as Vice President in the investment banking divisions of Paine Webber and E.F. Hutton. In addition, he was Director of Strategic Planning at Joseph E. Seagram & Sons. Mr. Szporka received a MBA from the University of Michigan and a BBA from the University of Notre Dame. He is a Certified Public Accountant (non-active) in New York.

Ronald L. Riewold is the Company’s President and Director. Effective February 7, 2003, the Board elected Mr. Riewold to succeed Dr. Rosen as President of the Company. From December 1999 until January 2001, Mr. Riewold served as a consultant for American Enterprise Solutions, Inc. (“AESI”), a healthcare delivery system and internet utility located in Tampa, Florida which focused on the connectivity of the Internet in the healthcare industry. Mr. Riewold later became Executive Vice President, then President and Chief Operating Officer of AESI. From September 1996 until September 1999, Mr. Riewold served as Vice President of Corporate Development for Heart Labs of America, located in Boynton Beach, Florida which later changed its name to Medical Industries of America and then Cyber-Care. Mr. Riewold has a BA degree from Florida State University and a MBA from Temple University.

Jay L. Rosen, M.D., President of the PainCare Surgery Centers, Inc. and Director of the Company, joined the Company on October 1, 2000. Dr. Rosen resigned as President of the Company effective February 7, 2003, but remains on our board. Dr. Rosen has over 15 years experience as a healthcare entrepreneur. Since 1992, he has and continues to serve as Chief Executive Officer and Executive Director of Tampa Bay Surgery Center, Inc., an outpatient surgical facility that specializes in minimally invasive spinal surgery and pain management procedures in Tampa, Florida. During his tenure with Tampa Bay Surgery Center, Dr. Rosen has successfully developed and managed outpatient surgery, diagnostic, specialized ambulatory treatment and physical rehabilitation centers. He also is active in managing Seven Springs Surgery Center in New Port Richey, Florida. From 1988 to 1992, Dr. Rosen served as Vice President and Director of Development for Physician’s Technical Systems, Inc., a medical ambulatory development company located in New York. From 1983 to 1988, he was President and co-founder of NMR Diagnostic Centers, Inc., a diagnostic center development and management company. Dr. Rosen received a BS degree from Fordham University and Medical Degree from Cetec University. He performed graduate medical research at Hahnemann University in Philadelphia and the Medical Center at SUNY at Stony Brook. Dr. Rosen is a Diplomat of the American Board of Quality Assurance and Utilization Review Physicians. He currently serves on the Board of Directors for Tampa Bay Surgery Center, Inc., Tampa Bay Surgery Associates, Inc., Rehab One, Inc., Open MRI & Diagnostic Center, Inc., Immuvac, Inc., and Intellicare, Inc.

Arthur J. Hudson was elected as a Director of the Company in November 2002. Mr. Hudson has been employed with Fidelitone, Inc. of Wauconda, Illinois since 1974. He currently serves as Senior Vice President of Corporate Development for the full service inventory management, distribution and logistics company. From 1998 to 2001, he also served as head of international sales for Aero Products International, Inc., a wholly owned subsidiary of Fidelitone. Mr. Hudson is a member of the board of directors of Fidelitone. He received a B.S. degree in economics from Colorado State University.

Robert Fusco was elected as a Director of the Company in November 2002. Mr. Fusco has over twenty years experience in the healthcare industry and was responsible for building Olsten Corporation into one of the largest home health and specialty pharmaceutical distribution services company in North America. Since March 2000 when Olsten Corporation was sold to Addecco Corporation, Mr. Fusco has been an independent consultant. From January 1985 to April 2000, Mr. Fusco served in various capacities including President of Olsten Health Services and Executive Vice President of Olsten Corporation. From 1979 to 1985, he served as Executive Vice President of Bio-Medical Applications, inc., a subsidiary of National Medical Care, Inc., and had profit and loss responsibility for over 180 dialysis clinics nationally. Mr. Fusco received a BS degree from Manhattan College.

Thomas J. Crane - Nominee to the Board.   Since January 1991, Mr. Crane has owned and operated a specialized law practice located in Naples, Florida.  Beginning in 2000, Mr. Crane formed, and currently acts as the Managing Director, of Cloverleaf Capital International, LLC, an investment banking firm focused on media, technology, and health care.  In 1990, Mr. Crane founded and became President/CEO of Southwestern Broadcasting Corporation (SBC), a Naples, Florida based radio station group owner.   In August of 1998, SBC sold its assets to Broadcast Entertainment Corporation (BEC), an affiliated company operating radio stations in Texas, New Mexico, and California.   Mr. Crane was, at the time of the sale, and remains a principal shareholder and Chairman of the Board of Directors of BEC, with its corporate offices located in Clovis, New Mexico.   Mr. Crane also sits on the Boards of Compass Knowledge Holdings, Inc. based in Ocoee, Florida and XTEL, Inc., a telecommunications network based in Miami, Florida, and has published several legal articles concerning media, broadcasting, and communications.    Mr. Crane holds a Juris Doctor degree from the University of Miami School of Law, Miami, Florida, a Bachelor of Arts degree from Florida State University, Tallahassee, Florida and a Certificate of Languages from the University of Paris (Sorbonne), Paris, France. Mr. Crane is licensed to practice law in the States of Florida and Texas.

Aldo F. Berti, M.D. - Nominee to the Board.   Since 1980, Dr. Berti has owned and provided physician and neurosurgical services to Aldo F. Berti, M.D. P.A. located in Miami, Florida.   Additionally, Dr. Berti is an international medical and neurosurgical consultant, having published numerous academic articles and presented extensively at Medical Conferences worldwide.   Dr. Berti has developed an expertise, and has a special interest, in complex spinal surgery, pain management, and spine rehabilitation.  Dr. Berti is the Associate Director for Latin America at the Gamma Knife Institute at Jackson Memorial Medical Center at the University of Miami School of Medicine. Dr. Berti is a Fellow at the American College of Surgeons and the American Academy of Pediatrics.  Dr. Berti has pioneered the field of CyberKnife Radiosugery in the State of Florida by having performed the first procedure in December of 2003.  In the past Dr. Berti has been elected as chief of neurosurgery and chief of the department of surgery at Cedars Medical Center of Miami.  Dr. Berti is affiliated with the following hospitals: Cedars Medical Center, Miami, Florida; Jackson Memorial Medical Center -Gamma Knife Institute, Miami, Florida; North Shore Medical Center, Miami, Florida; Palm Springs Hospital, Miami, Florida; and South Miami Hospital, Miami, Florida.

Antonio DiSclafani, II, M.D. - Nominee to the Board. Since 1993, Dr. DiSclafani has provided physician and neurosurgical services to Ocala Neurosurgical Center located in Ocala, Florida. Dr. DiSclafani has published numerous academic articles and presented at medical conferences all over the country. Dr. DiSclafani is a Fellow at the American College of Surgeons and the American Academy of Pediatrics. In 1981 Dr. DiSclafani completed his surgical internship at the University of Tennessee and completed his residency at the University of Tennessee in 1987.

The Company’s current director who is not standing for re-election is as follows:

Peter J. Rothbart, M.D. is a pain physician who has been a Director of the Company since November 2000. Dr. Rothbart signed a consulting agreement with the Company on November 1, 2000 and pursuant to such agreement he is currently providing consulting services to the Company. From 1994 to November 2000, Dr. Rothbart was President of Rothbart Pain Management Clinic Inc., one of the largest pain management clinics in Toronto, Canada. He was responsible for the overall management of the operation including supervising over fourteen physicians. From 1989 to 1994, Dr. Rothbart was Director of the Whiplash and Headache Clinic in Toronto. He served as Director, Pain Facility at Centenary Hospital in Scarsborough, Ontario from 1987 to 1989. Dr. Rothbart received Bachelor of Medicine and Bachelor of Surgery degrees from the University of Edinburgh in Scotland. He was Resident in Anesthesia at Vancouver General Hospital, Resident in Medicine at Shaughnessy Hospital in Vancouver, and Senior Resident in Anesthesia at Sunnybrook Medical Centre (University of Toronto). Dr. Rothbart is a diplomat of the American Board of Anesthesiology, American Academy of Pain Management and American Board of Pain Medicine.

During fiscal 2003, the Board of Directors met five times. All of the directors attended all of the meetings.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below.  The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Chairman of the Board

PainCare Holdings, Inc.

1030 N. Orange Avenue

Suite 105

Orlando, FL 32801

Annual Meeting Attendance

The Company encourages all Directors to attend the Annual Meeting of Stockholders either in person or by telephone.  Last year, each Director attended the Annual Meeting, either in person or by telephone.

Committees of the Board of Directors

The Company has established a standing Audit Committee, Compensation Committee and Stock Option Committee.

Audit Committee

The Audit Committee retains and oversees the Company’s independent accountants, reviews the scope and results of the annual audit of the Company’s consolidated financial statements, reviews nonaudit services provided to the Company by its independent accountants and monitors transactions among the Company and its affiliates, if any. The Audit Committee currently consists of Mr. Szporka, the Company’s Chief Financial Officer and the chairman of the Audit Committee, and Mr. Hudson and Mr. Fusco, who are independent under American Stock Exchange and SEC rules. The Board of Directors has determined that Mr. Fusco, a member of the Audit Committee, is qualified as an Audit Committee Financial Expert.  During fiscal 2003, the Audit Committee held three meetings at which all of the members of the Committee were present.

The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is included in this Proxy Statement.

Compensation Committee

The Compensation Committee is responsible for supervising the Company’s compensation policies, administering the employee incentive plans, reviewing officers’ salaries and bonuses, approving significant changes in employee benefits and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee currently consists of Mr. Lubinsky, the Company’s Chief Executive Officer and the chairman of the Compensation Committee, and Dr. Rothbart and Mr. Hudson, who are independent.  During fiscal 2003, the Compensation Committee held two meetings, at which all of the members of the Committee were present.

Stock Option Committee

The Stock Option Committee is responsible for supervising and administering the Company’s Stock Option Plans, approving significant changes in the Plans and recommending to the Board such other forms of remuneration as it deems appropriate. The Stock Option Committee currently consists of Mr. Lubinsky, the Company’s Chief Executive Officer and the Chairman of the Stock Option Committee, and Dr. Rothbart and Mr. Hudson, who are independent.  During fiscal 2003, the Stock Option Committee held two meetings, at which all of the members of the Committee were present.

American Stock Exchange Corporate Governance Rule Changes

The Company must comply with the revised corporate governance requirements of the American Stock Exchange before July 31, 2005, at the latest. The new requirements will necessitate changes in the Company’s Board of Directors and committees. For example, in order to comply with the requirement that all members of the audit and compensation committees be independent, the Chairman of the Company’s audit committee, the Company’s Chief Financial Officer Mark Szporka, and the Chairman of the Company’s compensation committee, the Company’s Chief Executive Officer Randy Lubinsky, will have to be replaced by independent directors. Also, the new American Stock Exchange rules require that the Company’s Board of Directors be comprised of at least 50% independent directors. Currently, only three out of eight of the Company’s directors are independent. If all nominees to the Board are elected, five of ten of the Company's directors will be independent.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

March 20, 2004

To the Board of Directors of PainCare Holdings, Inc.:

Management is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements.

In performing our oversight duties we rely on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on the Company’s financial statements.

Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

•

the Company’s financial statements are presented in accordance with generally accepted accounting principles,

•

the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or

•

the Company’s independent accountants are in fact “independent.”

In connection with the inclusion of the audited financial statements in the Company’s 2003 Annual Report on form 10-KSB, the Audit Committee:

•

reviewed and discussed the audited financial statements with management,

•

discussed with our independent auditors the materials required to be discussed by SAS 61,

•

reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

•

based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2003 Annual Report on Form 10-KSB.

By the Audit Committee of the Board of Directors of PainCare Holdings, Inc.

Robert Fusco

Arthur Hudson

Mark Szporka

Selection of Board Nominees

Historically the Company’s entire Board of Directors has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board’s practice to require unanimity of Board members with respect to the selection of director nominees.

While no single factor is determinative, in order to have a Board with skills and attributes needed to function effectively, the following factors are considered by the Board in the process of selecting nominees for election as directors by the Board or by the stockholders:

•

if not a Company employee, the ability to be an independent director;

•

educational background, work experience and business knowledge generally;

•

willingness and ability to dedicate the time and resources necessary for the diligent performance of the duties of a director of the Company;

•

professional experience that is relevant to the Company’s business;

•

character and ethics;

•

reputation in the business community;

•

previous service on boards, including public companies;

•

actual or potential conflicts of interest;

•

whether the person has any history of criminal convictions or violations of governmental rules and regulations; and

•

other criteria that are relevant to determining whether the person will function effectively as a director.

In determining whether to elect a director or to nominate any person for election by the Stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with its Bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, Stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by Stockholders who are not directors, officers, or employees of the Company on the same basis as candidates proposed by any other person. Stockholders can make proposals as provided below under the caption “Deadlines for Future Proposals of Stockholders.”

The current nominees, Mr. Thomas J. Crane, Aldo F. Berti, M.D. and Antonio DiSclafani, M.D., were recommended by Mr. Randy Lubinsky.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth compensation paid by PainCare to each person who served in the capacity of Chief Executive Officer during 2001, 2002 and 2003, and other officers of PainCare whose total annual salary and bonus for the fiscal years ended, December 31, 2001, December 31, 2002 and December 31, 2003 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation				Long Term Compensation Awards
Name & Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation	Securities Underlying Options (#)
Randy Lubinsky, CEO (1)(4)	2003 2002 2001	$ 220,833 $ 200,000 $ 175,000	$ 41,250 $ -0- $ -0-	$ 19,390 $ 22,528 $ 17,420	1,050,000 1,000,000 -0-
Mark Szporka, CFO (2)(4)	2003 2002 2001	$ 195,833 $ 175,000 $ 175,000	$ 41,250 $ -0- $ -0-	$ 24,739 $ 23,544 $ 20,207	1,050,000 1,000,000 -0-
Ronald Riewold, President (3)(5)	2003	$ 175,000	$ -0-	$ 24,248	775,000

(1)

Randy Lubinsky has served as the Company’s  Director and the Chief Executive Officer since August 1, 2000. Pursuant to an employment agreement entered into in August 2000 and amended on August 1, 2002, Mr. Lubinsky received annual salary payments equal to $200,000 and certain perquisites and other benefits. This employment agreement was subsequently amended on August 1, 2003, increasing Mr. Lubinsky’s annual salary to $250,000. For the fiscal year ended December 31, 2003, the Company paid Mr. Lubinsky a car allowance of $12,000 and paid health and dental insurance premiums of $7,390. Mr. Lubinsky’s employment agreement was subsequently amended on August 1, 2004, increasing Mr. Lubinsky’s annual salary to $280,000. See “Employment Agreements.”

(2)

Mark Szporka has served as a Director and the Company’s Chief Financial Officer since August 1, 2000. Pursuant to an employment agreement entered into in August 2000 and amended August 1, 2002. Mr. Szporka received annual salary payments equal to $175,000 and certain perquisites and other benefits. This employment agreement was subsequently amended on August 1, 2003, increasing Mr. Szporka’s annual salary to $225,000. For the fiscal year ended December 31, 2003, the Company paid Mr. Szporka a car allowance of $12,000 and paid health and dental insurance premiums of $12,406. Mr. Szporka’s employment agreement was subsequently amended on August 1, 2004, increasing Mr. Szporka’s annual salary to $255,000. See “Employment Agreements.”

(3)

Ronald Riewold has served as a Director since November 8, 2002 and the Company’s President since February 7, 2003. Pursuant to an employment agreement entered into in February 2003, Mr. Riewold received annual salary payments equal to $175,000 and certain perquisites and other benefits during fiscal year 2003. For the fiscal year ended December 31, 2003, the Company paid Mr. Riewold a car allowance of $12,000 and paid health and dental insurance premiums of $12,248. Mr. Riewold’s employment agreement was subsequently amended on February 7, 2004, increasing Mr. Riewold’s annual salary to $225,000. See “Employment Agreements.”

(4)

Two hundred thousand (200,000) options were granted to Mr. Lubinsky and 200,000 options were granted to Mr. Szporka on August 1, 2000 under the Company’s 2000 Stock Option Plan. One million (1,000,000) options were granted to Mr. Lubinsky and 1,000,000 options were granted to Mr. Szporka on August 1, 2002 under the Company’s 2001 Stock Option Plan. One Hundred Fifty thousand (150,000) options were granted to Mr. Lubinsky and 150,000 options were granted to Mr. Szporka on June 2, 2003 under the Company’s 2001 Stock Option Plan. Nine hundred thousand (900,000) options were granted to Mr. Lubinsky and 900,000 options were granted to Mr. Szporka on September 11, 2003 under the Company’s 2001 Stock Option Plan. One hundred thousand (100,000) options were granted to Mr. Lubinsky and 100,000 options were granted to Mr. Szporka on August 1, 2004 under the Company’s 2001 Stock Option Plan. None of these options have been exercised to date.

(5)

Seven hundred seventy-five thousand (775,000) options previously granted to Mr. Riewold immediately vested upon the execution of his employment agreement in February 2003. None of these options have been exercised to date.

Equity Compensation Plan Information

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	7,844,000	$ 1.36	2,156,000
Equity compensation plans not approved by security holders	0	0	0

Stock Option Grants

Stock Option Grants 2003

The following table sets forth information regarding grants of stock options during the fiscal year ended December 31, 2003 made to the Named Executive Officers who have received option grants.

Name	Number of Securities Underlying Stock Options Granted (#)	Percent of Total Stock Options Granted to Employees in Fiscal 2003	Exercise or Base Price ($/Sh)	Expiration Date
Randy Lubinsky	150,000	4.4%	$ 2.25	6/2/08
Randy Lubinsky	900,000	26.4%	$ 1.93	8/1/08
Mark Szporka	150,000	4.4%	$ 2.25	6/2/08
Mark Szporka	900,000	26.4%	$ 1.93	8/1/08

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named Executive Officers concerning the exercise of options during the year ended December 31, 2003 and unexercised options held as of the end of fiscal 2003.

	Shares Received on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-the-Money Options at FY-End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy Lubinsky	0	0	1,000,000	1,250,000	$ 2,156,000	$ 1,959,500
Mark Szporka	0	0	1,000,000	1,250,000	$ 2,156,000	$ 1,959,500
Ronald Riewold	0	0	775,000	—	$ 1,705,000	—

(1)

Calculated based on the fair market value of $3.20 per share at the close of trading on December 31, 2003 as reported by the AMEX, minus the exercise price of the option.

Employment Agreements

Randy Lubinsky, CEO.  Mr. Lubinsky serves as the Company’s Chief Executive Officer of the Company for a term expiring on July 31, 2008. The principal terms of Mr. Lubinsky’s employment agreement are as follows: (i) an annual salary of $280,000, which may be increased from time to time at the discretion of the board of directors; (ii) stock options to purchase 200,000 shares of the Company’s common stock at an exercise price of $.05 per share; (iii) stock options to purchase 1,000,000 (exercisable at $1.00 per share) shares of the Company’s common stock which vest pro rata over the five years of the contract; (iv) stock options to purchase 900,000 (exercisable at $1.93 per share) shares of the Company’s common stock which vest at 50,000 shares per contract year in years one through three and 250,000 shares vest per year in contract years four through six; (v) stock options to purchase 100,000 (exercisable at $3.08 per share) shares of the Company’s common stock, which vested in full on August 1, 2004; (vi) health, dental, disability insurance coverage; (vii) term life insurance; (viii) an annual bonus equal to 4% of the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), and (ix) such as other benefits as the Company may provide for its officers in the future.

Mark Szporka, CFO.  Mr. Szporka serves as the Company’s Chief Financial Officer for a term expiring on July 31, 2008. The principal terms of Mr. Szporka’s employment agreement are as follows: (i) an annual salary of $225,000, which may be increased from time to time at the discretion of the board of directors; (ii) stock options to purchase 200,000 shares of the Company’s common stock at an exercise price of $.05 per share; (iii) stock options to purchase 1,000,000 (exercisable at $1.00 per share) shares of the Company’s common stock which vest prorata over the 5 years of the contract; (iv) stock options to purchase 900,000 (exercisable at $1.93 per share) shares of the Company’s common stock which vest at 50,000 shares per contract year in years one through three and 250,000 shares vest per year in contract years four through six; (v) stock options to purchase 100,000 (exercisable at $3.08 per share) shares of the Company’s common stock, which vested in full on August 1, 2004; (vi) health, dental and disability insurance coverage; (vii) term life insurance; (viii) an annual bonus equal to 4% of the Company’s EBITDA, and (ix) such as other benefits as the Company may provide for its officers in the future.

Ronald Riewold, President.  Mr. Riewold serves as the Company’s President for a term expiring on January 31, 2009. The principal terms of Mr. Riewold’s employment agreement, which went into effect on February 7, 2004, are as follows: (i) an annual salary of $225,000, which may be increased from time to time at the discretion of the board of directors; (ii) stock options to purchase 775,000 shares of the Company’s common stock (exercisable at $1.00 per share), which fully vested on February 7, 2003; (iii) stock options to purchase 475,000 (exercisable at $3.02 per share) shares of the Company’s common stock which vests pro rata over 5 years, starting February 7, 2004; (iv) health, dental and disability insurance coverage; (vi) term life insurance; (vii) an annual bonus equal to 3.3% of the Company’s EBITDA, and (viii) such as other benefits as the Company may provide for its officers in the future.

Directors' Compensation

Outside directors are entitled to reimbursement for reasonable travel expenses incurred in attending board meetings.  Outside directors may be paid and/or granted stock options in the Company as awarded in the discretion of the Compensation Committee.  Independent directors, Robert Fusco and Art Hudson were granted 25,000 option shares each as compensation for reelection to the board of directors in November 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

Compensation Governance

This report describes our executive compensation program and the basis on which the 2003 fiscal year compensation determinations were made by us for the executive officers of the Company, including our Chief Executive Officer and the Named Executives. We establish all components of executive pay and recommend or report our decisions to the Board of Directors for approval.

Our duties include recommending to the Board of Directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

Compensation Policy and Overall Objectives

In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable the Company to attract and retain highly qualified individuals for its executive positions. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our stockholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

We believe that each element of the compensation program should target compensation levels at rates that take into account current market practices. Offering market-comparable pay opportunities allows us to maintain a stable, successful management team.

The key elements of our executive compensation are base salary, discretionary annual bonuses, long-term incentives, and various other benefits, including medical insurance and a 401(k) plan, which are generally available to all employees of the Company. Each of these is addressed separately below.

Base Salaries

We regularly review each executive's base salary. The base salary ranges of the Company's executives are targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries are driven primarily by performance, which is evaluated based on sustained levels of contribution to the Company, and/or salary increases in the industry for similar companies with similar performance profiles.

Annual Bonuses

Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.  The Company paid its executive officers $82,500 in bonuses for the year ending December 31, 2003. These bonuses were generally based upon a percentage of the Company's consolidated operating income.

Long-Term Incentives

Our stock option program is designed to align the long-term interest of executives, certain middle managers and other key personnel to the long-term interests of our stockholders and therefore are typically granted upon commencement of employment. Stock options are granted at an option price not less than the fair market value of the Company's Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates following the date the options are granted. Further, stock options are typically subject to a 36-month vesting period. The Committee awards stock options on the basis of individual performance and/or achievement of internal strategic objectives. This approach focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Conclusion

We believe that attracting and retaining management and employees of high caliber is essential to maintaining a high-performing organization that creates long-term value for its stockholders. We also believe that offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of stockholders. We believe that the Company's 2003 fiscal year compensation program met these objectives.

By the Compensation Committee of the Board of Directors of PainCare Holdings, Inc.

Randy Lubinsky

Dr. Peter Rothbart

Arthur Hudson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission initial reports of ownerships and reports of changes in ownership, and to furnish the Company with copies of all Section 16(a) reports they file.  To the Company's knowledge, based solely on review of the copies of such reports and written statements from officers and directors furnished to the Company, all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10% of our common stock were complied with during the year.

RELATED PARTY TRANSACTIONS

During 2003, Quest Capital Partners, LC, an entity controlled by the Company’s Chief Executive Officer, Randy Lubinsky, and Chief Financial Officer, Mark Szporka, received the balance of $38,683 in management fees owed by Rothbart Pain Management Clinic, Inc. outstanding from December 31, 2002. There was no outstanding balance between Quest and Rothbart Pain Management Clinic, Inc. as of December 31, 2003. There is no on-going arrangement for these services as this relationship was terminated effective November 20, 2000.

PROPOSAL 2

APPROVAL, PURSUANT TO RULES ESTABLISHED BY THE AMERICAN STOCK EXCHANGE, OF THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.999% OF THE COMPANY’S COMMON STOCK

The Company’s common stock is listed for trading on the American Stock Exchange and therefore is subject to the Rules of the American Stock Exchange.  Pursuant to the American Stock Exchange Constitution and Rules, Section 713, “the corporation is required to obtain shareholder approval on an offering in the event that more than 20% of the presently outstanding common stock, or securities convertible into common stock are issued at a price lower than market value.”  Generally, in making a determination regarding the shareholder approval on the 20% rule, the American Stock Exchange will compute the number of shares to be obtained by utilizing the lowest possible conversion ratio and will rely on the number of shares outstanding at the time of the offering.  In the case of securities that have anti-dilution provisions which provide for the reduction of the initial conversion or exercise price, the American Stock Exchange views these securities as being subject to Section 713 even if the initial conversion or exercise prices were at or above the market price.

Since January 1, 2004, the Company has sold an aggregate of $13 million in principal amount of convertible notes and debenture in four private placement transactions (the “2004 Offerings”).  The notes and debenture contain anti-dilution provisions which provide for a reduction in the conversion price of the notes and debenture for issuances below the current conversion price under certain circumstances.  As a result, shareholder approval is required pursuant to Section 713 regarding the issuance of the Company’s common stock in excess of 19.999% of the Company’s outstanding shares of Common Stock at the respective dates of issuance of the notes and debenture.  In the event that shareholder approval is not obtained, the Company may not issue upon conversion of the notes and debenture, in the aggregate, in excess of 19.999% of the number of shares of common stock outstanding on the respective dates on which the notes and debenture were issued, less any shares of common stock issued as payment of interest or upon exercise of the warrants issued to holders of the notes and debenture on the original issue dates pursuant to the notes and debenture purchase agreements.

There is an aggregate of approximately 7,461,756 shares of common stock that are issuable upon conversion of the notes and debenture issued in the 2004 Offerings, in payment of interest in such notes and debenture and upon exercise of warrants issued in connection with such notes and debenture.  However, under Section 713, the Company may not issue more than 6,480,389 shares of common stock for such purposes without stockholder approval of this proposal.

The Board of Directors believes that it would be in the best interest of the Company to approve the issuance of more than 19.999% of the Company’s common stock for the 2004 Offerings as it would provide the Company with additional financial flexibility in meeting its debt service obligations in order to conserve the Company’s cash reserves for other uses such as to make acquisitions.

The vote required for approval of the issuance in excess of 19.999% of the outstanding shares of common stock in the 2004 Offerings is:

The majority of the votes cast in person or proxy at the Meeting is required for approval.  Holders of common stock acquired upon conversion of the convertible notes and debentures, will not be counted in the vote on this Proposal.

Terms of the Notes and Debenture

The terms of the 2004 Offerings are as follows:

On March 2, 2004, the Company completed a $5 million private placement (the “March 2 Offering”) with Laurus Master Fund, Ltd., a private equity fund based in New York City. The financing consisted of $5 million principal amount of a secured convertible term note and warrants to purchase 450,000 shares of common stock. The note is secured by a pledge of the stock of a subsidiary of the Company. The warrants have an exercise price of $4.24 per share for the first 200,000 shares, $4.58 per share for next 150,000 shares and $4.92 per share for the remaining shares. The warrants are exercisable until February 27, 2011. The note bears interest at a fluctuating interest rate equal at all times to the prime rate plus 2%, subject to reduction if the value weighted average price of the common stock exceeds the conversion rate by 25%. The initial interest rate on the note is 6%. The note is convertible by the investors at any time into shares of common stock at a price of $3.39 per share.  The Company may require that the holder of the note convert its outstanding note into common stock, if the market price exceeds 120% of the conversion rate. The principal amount of the note is repayable in monthly installments, commencing as of June 1, 2004, in the initial amount of $50,000 eventually increasing to $181,667, with a final installment of $500,000 and may be paid, at the Company’s option, in cash or shares of common stock, if the market price exceeds 120% of the conversion rate. Interest on the note is payable monthly and may be paid, at the Company’s option, in cash or, subject to certain conditions, additional shares of common stock, if the market price exceeds 120% of the conversion rate. The note is subject to weighted average anti-dilution protection, which means that, with certain exceptions, if the Company issues common stock or securities convertible or exercisable for common stock, with a purchase, conversion or exercise price below the conversion price of the notes, such conversion price is automatically reduced by an amount that takes into account the amount of dilution caused by the lower priced securities. The securities purchase agreement for the note contains certain restrictive covenants, including with respect to the payment of dividends and the incurrence of debt. The securities purchase agreement pursuant to which the note was sold provides that the Company shall not effect any conversion of the note, and the holder shall not have the right to convert any portion of the note or exercise the warrants, to the extent that after giving effect to such conversion or exercise, the holder (together with the holder’s affiliates), would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately after giving effect to such conversion, provided that the holder has the right to waive this limitation upon at least 70 days prior written notice to the Company.

On March 22, 2004, the Company completed a second $5 million private placement (the “March 22 Offering”) with Laurus, consisting of $5 million principal amount of a secured convertible term note and warrants to purchase 550,000 shares of common stock. The warrants have an exercise price of $3.60 per share for the first 233,000 shares, $3.89 per share for next 183,000 shares and $4.18 per share for the remaining shares. The note is secured by a pledge of the stock of the same subsidiary that secures our other notes. The warrants are exercisable until March 22, 2011. The note bears interest at a fluctuating interest rate equal at all times to the prime rate plus 2%, subject to reduction if the value weighted average price of our common stock exceeds the conversion rate by 25%. The initial interest rate on the note is 6%. The note is convertible into shares of common stock at a price of $2.88 per share. The principal amount of the note is repayable in monthly installments, commencing as of July 1, 2004, in the initial amount of $50,000 eventually increasing to $181,667, with a final installment of $500,000. The conversion and other terms of the March 22, 2004 note are otherwise, substantially the same as the March 2, 2004 note.

On July 1, 2004, the Company completed two separate institutional private placement offerings (the “July 1 Offerings”) with aggregate proceeds of $3.0 million to existing investors in the Company, the Laurus Master Fund, Ltd. and Midsummer Investments Ltd.

Pursuant to a securities purchase agreement with Laurus, the Company issued and sold to Laurus (i) $1.5 million principal amount of a secured convertible term note due June 30, 2007 and (ii) warrants to purchase 165,000 shares of common stock at an exercise price of $3.60 per share for the first 82,500 shares and $3.76 per share for the remaining shares. The warrants are exercisable until June 30, 2011. The note bears interest at a fluctuating interest rate equal at all times to the prime rate plus 2%, subject to reduction if the value weighted average price of our common stock exceeds the conversion rate by 25%. The initial interest rate on the note is 6%.

The note is convertible into shares of common stock at a price of $3.15 per share. The principal amount of the note is repayable in monthly installments, commencing as of October 1, 2004, in the initial amount of $50,000 eventually increasing to $60,000. The conversion and other terms, including anti-dilution protections, of the March 22, 2004 note are otherwise, substantially the same as the March 2, 2004 note.

Pursuant to a separate securities purchase agreement with Midsummer Investments Ltd., the Company issued and sold a $1.5 million fixed price 7.5% convertible debenture. Midsummer also received warrants to purchase 165,000 shares of common stock.  The 7.5% convertible debenture is due July 1, 2007 and is convertible into shares of common stock at $3.15 per share. Interest on the debenture is payable in quarterly installments commencing in September 2004 in cash or stock, at our election, subject to the satisfaction of conditions  Shares that are issuable in satisfaction of interest payments have a conversion rate equal to 90% of the market price.  The warrants issued to Midsummer have a term of four years ending on July 1, 2008 and are exercisable as follows: 82,500 shares at $3.60 per shares and the remaining shares at $3.76 per share.  The debenture and the warrants have full ratchet anti-dilution protection, which means that, with certain exceptions, if the Company issue common stock or securities convertible or exercisable for common stock, with a purchase, conversion or exercise price below the conversion price of the debenture and the exercise price of the warrants, such conversion and exercise prices are automatically reduced to the lower price. The debenture holder also has a right of first refusal to participate in future equity financings of the Company.  With certain exceptions, the Company is not permitted to incur debt that would be senior to or pari passu with the debenture. The securities purchase agreement pursuant to which the debenture was sold provides that the Company shall not effect any conversion of debenture or issue any shares upon exercise of the warrants, and holder shall not have the right to convert any portion of debentures or exercise the warrants, to the extent that after giving effect to such conversion or exercise, the holder (together with the holder’s affiliates), would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately after giving effect to such conversion.

The notes and the debenture provide that if the Company has not obtained shareholder approval of the notes and debenture issuance in accordance with the applicable rules and regulations of the American Stock Exchange, the Company  may not issue upon conversion of the notes and debenture, in the aggregate, in excess of (1) 19.999% of the number of shares of common stock outstanding on the note purchase agreement dates and debenture purchase agreement date, (2) less any shares of common stock issued as payment of interest or upon exercise of the warrants issued to the holder of the notes on the original issue date pursuant to the note purchase agreements.

The Company has granted the holders of the notes and the debenture certain demand and piggyback registration rights with respect to the common stock that is issuable upon conversion of the notes and debenture and/or exercise of the warrants, and/or issuable in payment of principal and interest on the notes and debenture.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE, PURSUANT TO RULES ESTABLISHED BY THE AMERICAN STOCK EXCHANGE, THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.999% OF THE COMPANY’S COMMON STOCK.  UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT.

PROPOSAL 3

RATIFICATION OF TSCHOPP, WHITCOMB AND ORR, P.A. AS OUR INDEPENDENT AUDITORS

Tschopp, Whitcomb, and Orr was engaged on August 6, 2002 following the merger with PainCare as the company’s independent certified public accountants.

Audit services of Tschopp, Whitcomb, and Orr during 2003 included the examination of the consolidated financial statements of the Company’s subsidiary, PainCare, Inc.

The Audit Committee of the Company has and will continue to meet in 2004 with Tschopp, Whitcomb, and Orr on a quarterly or more frequent basis.  At such times, the Audit Committee will review the services performed by Tschopp, Whitcomb, and Orr, as well as the fees charged for such services.

A representative of Tschopp, Whitcomb, and Orr is expected to be present at the 2004 Annual Meeting and will have an opportunity to make a statement if he or she so desires.  The representative also is expected to be available to respond to appropriate questions from stockholders.

In the event the appointment of Tschopp, Whitcomb and Orr as the Company’s independent public accountants for the fiscal year which will end on December 31, 2004 is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider its selection.

Audit Fees

The aggregate fees billed by Tschopp, Whitcom & Orr, P.A. for professional services rendered for the audit of the Company’s annual financial statements on Form 10-KSB and the review of the financial statements on Form 10-QSB for the fiscal years ended December 31, 2002 and December 31, 2003 were $30,000 and $40,000, respectively.

Audit Related Fees

The aggregate fees billed for audit related services by the principal accountant for the year ended December 31, 2002 was approximately $15,000 and for the year ended December 31, 2003 was approximately $30,000.  Audit related services include due diligence in connection with acquisitions, consultation on accounting and internal control matters and audits in connection with proposed or consummated acquisitions.

Tax Fees

The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2002 was $5,250 and for the fiscal year ended December 31, 2003 was $5,250.  The services comprising these fees include tax consulting and submitting tax returns.

All Other Fees

The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal years ended December 31, 2002 and December 31, 2003 was $0 for each year.

The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees.  The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter.  The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED TSCHOPP, WHITCOMB AND ORR AS ITS ACCOUTING FIRM AND RECOMMENDS A VOTE FOR THE RATIFICATION OF PARKS, TSCHOPP, WHITCOMB AND ORR AS OUR AUDITORS.

COST OF SOLICITATION

The Company will bear the cost of the solicitation of proxies from its Stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals of Stockholders of the Company which are intended to be presented by such Stockholders at the 2005 Annual Meeting must be received by the Company no later than July 16, 2005 in order to have them included in the proxy statement and form of proxy relating to that meeting.

The Company’s by-laws require a Stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors that the Stockholder wishes to bring before a meeting of the Stockholders of the Company.  In general, for business to be brought before an annual meeting by a Stockholder, written notice of the Stockholder proposal or nomination must be received by the secretary of the Company not less than 90 days nor more than 120 days before the meeting, or if the Company gives less than 40 days, notice of the meeting date, written notice of the stockholder proposal or nomination must be received within ten days after the meeting date is announced.  With respect to Stockholder proposals, the Stockholder’s notice to the secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as such other information set forth in the Company’s by-laws or required by law.  With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder’s notice to the secretary of the Company must contain certain information set forth in the Company’s by-laws about both the nominee and the Stockholder making the nominations.

If a Stockholder desires to have a proposal included in the Company’s proxy materials for the Annual Meeting of Stockholders and desires to have such proposal brought before the same Annual Meeting, the Stockholder must comply with the both sets of procedures described in the two immediately preceding paragraphs.  Any required notices should be sent to PainCare Holdings, Inc. 1030 North Orange Avenue, Suite 105, Orlando, FL 32801, Attention Secretary.

OTHER MATTERS

Except as described above, with respect to certain employment agreements, stock option grants and director’s fees, we currently have no transactions nor are there any proposed with our officers, directors, 5% or greater shareholders, and affiliates.  Conflicts of interest could arise in the negotiation of the terms of any transaction between us and our shareholders, officers, directors or affiliates.  We have no plans or arrangements, including the hiring of an independent third party, for the resolution of disputes between us and such persons, if they arise.  Our business and financial condition could be adversely affected should such individuals choose to place their own interests before ours. No assurance can be given that conflicts of interest will not cause us to lose potential opportunities, profits, or management attention.  Our Board of Directors has adopted a policy regarding transactions between us and any of our officers, directors, or affiliates, including loan transactions, requiring that all such transactions be approved by a majority of the independent and disinterested members of our Board of Directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to us as could be obtained from unaffiliated independent third parties.  All ongoing relationships with any of our officers, directors or affiliates are in compliance with our policy.  However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Randy Lubinsky

Randy Lubinsky, Chief Executive Officer

October 13, 2004

Orlando, Florida

PRELIMINARY PROXY

PAINCARE HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 12, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINCARE HOLDINGS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of PainCare Holdings, Inc. (the “Company”) hereby appoints Randy Lubinsky, the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock of the Company at the Annual Meeting of Stockholders of the Company to be held at the Courtyard at Lake Lucerne, Glass Meeting Room, 211 North Lucerne Circle East, Orlando, FL  32801 on November 12, 2004 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1. To elect ten Directors.

	For	Withhold
Randy Lubinsky	[ ]	[ ]
Mark Szporka	[ ]	[ ]
Merrill Reuter, M.D.	[ ]	[ ]
Ronald Riewold	[ ]	[ ]
Jay L. Rosen, M.D.	[ ]	[ ]
Art Hudson	[ ]	[ ]
Robert Fusco	[ ]	[ ]
Thomas J. Crane	[ ]	[ ]
Aldo F. Berti, M.D.	[ ]	[ ]
Antonio DiSclafani, M.D.	[ ]	[ ]

		For	Against	Abstain
2.	To approve, pursuant to rules established by the American Stock Exchange, the issuance of shares of common stock in excess of 19.999% of the Company’s company stock.	[ ]	[ ]	[ ]
3.	To ratify the appointment of Tschopp, Whitcomb and Orr, P.A. as the Company’s independent certified accountants.	[ ]	[ ]	[ ]
4.	To transact such other business as may properly come before the meeting or any Adjournment thereof.	[ ]	[ ]	[ ]

This Proxy will be voted for the choices specified.  If no choice is specified for Items 1 through 4, this Proxy will be voted for those items.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated  October 13, 2004.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

DATED:__________________________

_______________________________________________

[Signature]

_______________________________________________

[Signature if jointly held]

_______________________________________________

[Printed Name]

Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

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